CHOU AMERICA MUTUAL FUNDS (THE "TRUST")
SUPPLEMENT DATED JUNE 5, 2015 TO
THE STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”) DATED MAY 1, 2015

The section entitled “E. Compensation of Trustees and Officers” on Page 30 of the SAI is hereby deleted in its entirety and replaced with the following:

E. Compensation of Trustees and Officers

Effective July 1, 2015, each Independent Trustee is paid an annual retainer fee of $8,240 for service to the Trust. Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. No officer of the Fund is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings. The chairperson of the Audit and Compliance Committee receives an additional annual retainer fee of $3,000 for such position and is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as Chairperson.

For more information, please contact the Fund at (877) 682-6352 (toll free).

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.